Provisions	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Provisions

14. PROVISIONS

Changes in the Group’s provisions for the fiscal years ended December 31, 2017, 2016 and 2015 are as follows:

	Provision for pending lawsuits and contingencies			Provision for environmental liabilities		Provision for hydrocarbon wells abandonment obligations			Provision for pensions		Total
	Noncurrent		Current	Noncurrent	Current	Noncurrent		Current	Noncurrent	Current	Noncurrent	Current
Amount as of December 31, 2014	7,014		851	1,269	1,145	18,087		376	194	27	26,564	2,399

Increases charged to expenses	2,062		95	986	—	1,694		—	23	—	4,765	95
Decreases charged to income	(434)		(141)	—	—	(314)		—	—	(13)	(748)	(154)
Amounts incurred due to payments/utilization	—		(374)	—	(1,030)	—		(283)	—	(71)	—	(1,758)
Net exchange and translation differences	2,383		10	464	186	10,109		159	102	17	13,058	372
Increase from JO interest acquisition	—		—	—	—	—		(504)	—	—	—	(504)
Reclassifications and other movements	(650)		(292)	(1,099)	1,099	(2,196	)(1)	681 (1)	(71)	71	(4,016)	1,559

Amount as of December 31, 2015	10,375		149	1,620	1,400	27,380		429	248	31	39,623	2,009

Increases charged to expenses	1,579		335	962	32	3,023		—	97	—	5,661	367
Decreases charged to income	(158)		(258)	—	—	(10)		(77)	(1)	—	(169)	(335)
Amounts incurred due to payments/utilization	9		(239)	—	(869)	(48)		(584)	—	(13)	(39)	(1,705)
Net exchange and translation differences	1,221		7	159	52	6,245		94	26	3	7,651	156
Deconsolidation of subsidiaries	(2,213)		(11)	(1,351)	(607)	(515)		—	(357)	(34)	(4,436)	(652)
Reclassifications and other movements	(1,608	)(2)	586	(860)	860	1,548	(1)	695 (1)	(13)	13	(933)	2,154

Amount as of December 31, 2016	9,205		569	530	868	37,623		557	—	—	47,358	1,994

Increases charged to expenses	2,394		83	1,483	—	2,946		—	—	—	6,823	83
Decreases charged to income	(1,570)		(410)	(6)	—	8		2	—	—	(1,568)	(408)
Amounts incurred due to payments/utilization	(25)		(187)	—	(661)	—		(515)	—	—	(25)	(1,363)
Net exchange and translation differences	1,483		75	—	—	6,874		121	—	—	8,357	196
Reclassifications and other movements	180	(3)	558	(811)	811	(5,580	)(1)	571 (1)	—	—	(6,211)	1,940

Amount as of December 31, 2017	11,667		688	1,196	1,018	41,871		736	—	—	54,734	2,442

(1)	Includes (4,913), 2,243 and (1,281) corresponding to the annual recalculation of costs for abandonment of hydrocarbon wells for the years ended December 31, 2017, 2016 and 2015, respectively; (96) corresponding to liabilities reclassified as Liabilities associated to assets held for disposal as of December 31, 2017; (226) corresponding to the decrease due to the change in the participation of the Magallanes area as of December 31, 2015; and (8) corresponding to December 31, 2015; and (8) corresponding to a decrease in the Puesto Cortadera area as of December 31, 2015;
(2)	Includes (950) corresponding to resolutions for contractual claims that were reclassified to Other liabilities (see Note 14.a.2); and (75) corresponding to tax claims that were reclassified as Tax Charges.
(3)	Includes (2,098) corresponding to resolutions for contractual claims that were reclassified to Other liabilities (see Note 14.a.2); and 2,932 of reclassifications of Other liabilities (see Note 27).

The Group is party to a number of labor, commercial, civil, tax, criminal, environmental, customs and administrative proceedings that, either alone or in combination with other proceedings, could, if resolved in whole or in part adversely against it, result in the imposition of material costs, judgments, fines or other losses. While the Group believes that such risks have been provisioned appropriately based on the opinions and advice of our legal advisors and in accordance with applicable accounting standards, certain loss contingencies are subject to change as, among other factors, new information develops and results of the presented evidence are obtained. It is possible that losses resulting from such risks, if proceedings are decided in whole or in part adversely to the Group, could significantly exceed the recorded provisions.

Additionally, due to its operations, the Group is subject to various laws and regulations relating to the protection of the environment. These laws and regulations may impose, among other things, liability on companies for the cost of pollution clean up and environmental damages resulting from operations. Management believes that the Group’s operations are in substantial compliance with laws and regulations currently in force relating to the protection of the environment as such laws have historically been interpreted and enforced.

However, the Group is periodically conducting new studies to increase its knowledge concerning the environmental situation in certain geographic areas where the Group operates in Argentina, in order to establish their status, causes and necessary remediation and, based on the aging of the environmental issue, to analyze the possible responsibility of the Argentine Government, in accordance with the contingencies assumed by the Argentine Government for which YPF has the right of indemnity for liabilities existing as of December 31, 1990. Until these studies are completed and evaluated, the Group cannot estimate what additional costs, if any, will be required. However, it is possible that other work, including provisional remedial measures, may be required.

14.a) Provision for litigation and contingencies

As of December 31, 2017, the Group has accrued pending lawsuits, claims and contingencies, which are probable and can be reasonably estimated. The most significant pending lawsuits and contingencies accrued are described in the following paragraphs.

14.a.1) Liabilities and contingencies assumed by the Argentine Government before 1990

Under YPF’s Privatization Law, the Argentine Government took over certain obligations of the predecessor company as of December 31, 1990. In certain lawsuits related to events or acts that took place before December 31, 1990, YPF has been required to make advance payments established in certain judicial decisions. YPF has the right to be reimbursed for these payments by the Argentine Government pursuant to the above-mentioned indemnity.

14.a.2) Claims arising from restrictions in the natural gas market

•	DOP Claims

Pursuant to Resolution No. 265/2004 of the Secretariat of Energy, the Argentine Government created a program of useful cutbacks of natural gas exports and their associated transportation services. Such program was initially implemented by means of Regulation No. 27/2004 of the Under-Secretariat of Fuels, which was subsequently substituted by the Program of Rationalization of Gas Exports and Use of Transportation Capacity (the “Program”) approved by Resolution No. 659/2004 of the Secretariat of Energy. Additionally, Resolution No. 752/2005 provided that industrial users and thermal generators (which according to this resolution will have to request volumes of gas directly from the producers) could also acquire the natural gas from the cutbacks on natural gas exports through the “Permanent Additional Injection” mechanism created by this resolution. Through the Program and/or the Permanent Additional Injection, the Argentine Government requires natural gas exporting producers to deliver additional volumes to the domestic market in order to satisfy natural gas demand of certain consumers in the Argentine market (“Additional Injection Requirements”). Such additional volumes are not contractually committed by YPF, which is thus forced to affect natural gas exports, which execution has been conditioned. The mechanisms established by the Resolutions No. 659/2004 and 752/2005 have been adapted by Secretariat of Energy Resolution No. 599/2007, which modifies the conditions for the imposition of the requirements, depending on whether the producers have signed the proposed agreement, ratified by such resolution, between the Secretariat of Energy and the producers.

Resolution No. 1410/2010 of the ENARGAS also approved the procedure which sets new rules for natural gas dispatch applicable to all participants in the natural gas industry, imposing new and more severe regulations to the producers’ availability of natural gas (Procedimiento para Solicitudes, Confirmaciones y Control de Gas). Additionally, the Argentine Government, through instructions made using different procedures, has ordered limitations on natural gas exports (in conjunction with the Program and the Permanent Additional Injection, named the “Export Administration”). On January 5, 2012, the Official Gazette published Secretariat of Energy Resolution No. 172, which temporarily extends the rules and criteria established by Resolution No. 599/07, until new legislation replaces the resolution previously mentioned. This resolution was appealed on February 17, 2012 by filing a motion for reconsideration with the Secretariat of Energy.

Because of the resolutions mentioned before, in several occasions since 2004, YPF was forced to suspend, either totally or partially, its natural gas deliveries to some of its export clients, with whom YPF has undertaken firm commitments to deliver natural gas.

YPF has challenged the Program, the Permanent Additional Injection and the Additional Injection Requirements, established by Secretariat of Energy Resolutions No. 599/2007 and 172/2011 and ENARGAS Resolution No. 1410/2010, as arbitrary and illegitimate, and has invoked vis-à-vis the relevant clients that the Export Administration constitute a fortuitous case or force majeure event (act of authority) that releases YPF from any liability and/or penalty for the failure to deliver the contractual volumes. These clients have rejected the force majeure argument invoked by YPF, and some of them have demanded the payment of indemnifications and/or penalties for the failure to comply with firm supply commitments, and/or reserved their rights to future claims in such respect. On December 9, 2015, the ENARGAS rejected YPF’s challenge to Resolution No. 1410/2010. YPF did not appeal the ENARGAS resolution that dismissed the presented challenge.

Costs from contractual penalties arising from the failure to deliver natural gas until December 31, 2017, have been provisioned to the extent that such costs are probable and can be reasonably estimated.

•	AES Uruguaiana Empreendimentos S.A. (“AESU”) and Transportadora de Gas del Mercosur S.A. (“TGM”)

On June 25, 2008, AESU claimed damages in a total amount of US$ 28.1 million for natural gas “deliver or pay” penalties for cutbacks accumulated from September 16, 2007 until June 25, 2008, and also claimed an additional amount of US$ 2.7 million for natural gas “deliver or pay” penalties for cutbacks accumulated from January 18, 2006 until December 1, 2006. YPF has rejected both claims. On September 15, 2008, AESU notified YPF that it would no longer be complying with its obligations, alleging late payments and non-compliance by YPF. YPF rejected the arguments of this notification. On December 4, 2008, YPF notified AESU that, having ceased the force majeure conditions pursuant to the contract in force; it would suspend its delivery commitments, due to repeated breaches of AESU obligations. AESU has rejected this notification. On December 30, 2008, AESU rejected YPF’s right to suspend its natural gas deliveries. On March 20, 2009, AESU formally notified YPF of the termination of the contract. On April 6, 2009, YPF promoted an arbitration process at the International Chamber of Commerce (“ICC”) against AESU, Companhía do Gas do Estado do Río Grande do Sul (“SULGAS”) and Transportadora de Gas del Mercosur S.A. (“TGM”). On the same date, YPF was notified by the ICC of an arbitration process initiated by AESU and SULGAS against YPF in which they claimed, among other matters considered inadmissible by YPF, consequential loss, AESU’s plant dismantling costs and the payment of “deliver or pay” penalties mentioned above, all of which totaled approximately US$ 1,052 million.

Additionally, YPF was notified of the arbitration process brought by TGM at the ICC, claiming from YPF the payment of approximately US$ 10 million plus interest up to the date of effective payment, in connection with the payment of invoices related to the Transportation Gas Contract entered into in September 1998 between YPF and TGM, associated with the aforementioned exportation of natural gas contract signed with AESU. On April 8, 2009, YPF requested that this claim be rejected and counterclaimed for the termination of the natural gas transportation contract based on its termination rights upon the termination by AESU and SULGAS of the related natural gas export contract. In turn, YPF initiated an arbitration process at the ICC against TGM, among others. YPF received the reply to the complaint from TGM, which requested the full rejection of YPF’s claims and filed a counterclaim against YPF asking the Arbitration Tribunal to require YPF to compensate TGM for all present and future damages suffered by TGM due to the termination of the Transportation Gas Contract and the Memorandum of Agreement dated on October 2, 1998, through which YPF undertook to pay irrevocable non-capital contributions to TGM in return for the Uruguayana Project pipeline expansion, and to require AESU and SULGAS (in the case the Arbitration Tribunal finds that the termination of the Gas Contract occurred due to the failure of AESU or SULGAS) to indemnify all damages caused by such termination to TGM jointly and severally. Additionally, on July 10, 2009, TGM increased the amount of its claim to US$ 17 million and claimed an additional amount of approximately US$ 366 million for loss of profits, which were considered inadmissible with respect to YPF, based on the foregoing the amendment to the complaint was answered rejecting the grounds alleged by TGM.

On April 6, 2011, the Arbitration Tribunal appointed in the “YPF vs. AESU” arbitration decided to sustain YPF’s motion, and determined the consolidation of all the related arbitrations (“AESU vs. YPF”, “TGM vs. YPF” and “YPF vs. AESU”) in the “YPF vs. AESU” arbitration. Consequently, AESU and TGM desisted from and abandoned their respective arbitrations, and all the matters claimed in the three proceedings are to be resolved in the “YPF vs. AESU” arbitration.

On May 24, 2013, YPF was notified of the partial award decreed by a majority in the ICC Arbitration “YPF vs. AESU and TGM” whereby YPF was deemed responsible for the termination in 2009 of natural gas export and transportation contracts signed with AESU and TGM. Such award only decided on the responsibility of the parties, leaving the determination of the damages that could exist subject to the subsequent proceedings before the same Tribunal. Moreover, the Tribunal rejected the admissibility of “deliver or pay” claims asserted by SULGAS and AESU for the years 2007 and 2008 for a value of US$ 28 million and for the year 2006 for US$ 2.4 million. On May 31, 2013, YPF filed with the Arbitration Tribunal a writ of nullity, in addition to making several presentations in order to safeguard its rights, which was rejected by such court. Against the rejection of the writ of nullity, on August 5, 2013 YPF filed an appeal with the Argentinian Ordinary Court (finally heard by the Federal Contentious Administrative Tribunal). Despite the foregoing, the Arbitration Tribunal continued as scheduled.

On December 27, 2013, the Federal Contentious Administrative Tribunal hearing Administrative Litigation matters was moved to grant the reconsideration motion from denial on appeal, then sustaining the appeal for procedural violations and declaring that the grant thereof will have stay effects in connection with the arbitration process.

Despite the foregoing, on January 10, 2014, YPF was served with the complaint for damages filed by AESU with the Arbitration Tribunal claiming a total amount of US$ 815.5 million and also with the complaint for damages filed by TGM with the Arbitration Tribunal claiming a total amount of US$ 362.6 million, which were rejected by YPF.

On October 7, 2014, the Federal Court of Appeals hearing Administrative Litigation matters, besides having jurisdiction in the application of the writ of nullity, ordered the suspension of the court calendar related to the second stage of its arbitration process until a final court decision was rendered on the writ of nullity filed by YPF against the arbitral award on adjudication of liability. On October 8, 2014, the Arbitration Tribunal was served with notice of the decision rendered by the said Federal Court of Appeals and on October 31, 2014, the Arbitration Tribunal determined to suspend the arbitration process. In spite of the foregoing, on April 24, 2015, the Arbitration Tribunal resumed the proceedings and invited the parties to consult with each other regarding the continuation of the arbitration and to provide joint or individual report on next steps. On December 23, 2015, the Federal Contentious Administrative Tribunal granted the nullity request and vacated the partial arbitral award. On the same date, YPF notified the Arbitration Tribunal of the decision and requested the termination of the arbitration proceeding. On February 3, 2016, TGM filed an extraordinary appeal against the Federal Contentious Administrative Tribunal ruling to the National Supreme Court of Justice (“CSJN”). On February 2, 2016, AESU and SULGAS filed a nullity request against the Federal Contentious Administrative Tribunal ruling, and on February 23, 2016, the Tribunal rejected the request in limine. AESU and SULGAS filed a motion before the CSJN contesting this rejection, which was communicated to YPF on March 31, 2016. On the same date, the Court of Appeals rejected the motion to appeal before the CSJN filed by TGM on February 2, 2016.

On April 26, 2016, Division IV of the Court denied the motion filed by AESU and SULGAS (which was communicated to YPF on March 31, 2016) and passed a new resolution declaring the nullity and ineffectiveness of all proceedings filed by the parties until then and by the Arbitration Tribunal regarding the second stage of the arbitration, on the basis that they lacked legal grounds. In turn, the resolution reiterates the legal order arising from Section 34, subsection 5, paragraph b, of the Argentine Civil and Commercial Code of Procedures (“CPCCN”), advising the Arbitration Tribunal that it may not issue any resolution regarding the second stage of the arbitration, including a final award of damages, and also advising AESU, SULGAS and TGM that any of their respective acts to that end or any act of the Arbitration Tribunal that might involve them, in violation of the above referred judgment, will be evaluated by the court in the exercise of its powers granted by the CPCCN as process manager (pursuant to section 45 and related sections). In addition, this Division was ordered to notify the Arbitration Tribunal and the International Arbitration Secretary’s Office for the ICC, advising them that the Arbitration Tribunal is not in a position to issue an award in accordance with applicable law.

This resolution was communicated by YPF to the Arbitration Tribunal, the parties and the ICC. On the same date but following this notification, YPF was given notice of the arbitration damages award issued by a majority of the Arbitration Tribunal, whereby the Company was ordered to pay damages of US$185 million to AESU for the early termination of the gas export contract in 2009 and on account of the DOP penalty, and of US$ 319 million to TGM on account of the amount of its principal invoices, irrevocable contributions and damages for the early termination of the transportation contract.

On May 2, 2016, YPF filed a writ of nullity with the ICC and the Arbitration Tribunal contesting the arbitration award. On the same date, it also filed a writ of nullity and, in the event the writ of nullity were not accepted, a complaint, before Division IV of the Federal Contentious Administrative Tribunal.

As a result of the legal and commercial complexities of the dispute between YPF, AESU and SULGAS, as well as the existence of litigation rights in different jurisdictions around the world (including the Republic of Argentina, the Republic of Uruguay and the United States of America), on December 30, 2016, these companies executed an agreement under which YPF undertook to pay a total of US$60 million for which, without admitting facts or rights, they waived all claims that as of the date they had or could reciprocally have, with the exception, in the case of YPF, of the nullity remedies filed against the arbitral awards that remain in effect. The payment was made on January 10, 2017.

Moreover, on December 4, 2017, YPF entered into a settlement agreement with TGM terminating all existing claims between the parties, under which YPF agreed to pay TGM the sum of US$ 114 million in compensation as total and final payment of all the arbitration and legal actions of TGM (US$ 107 million in an initial payment on January 2, 2018 and the balance of US$ 7 million in 7 annual installments of US$ 1 million each, the first one maturing on February 1, 2018 and the rest on the same date of the following years). In addition, YPF committed to pay TGM the sum of US$ 13 million (in 7 annual installments of US$ 1.86 million each, with the same maturity date as the compensation balance) as payment on account of an interruptible exportation transport contract to be entered into by the parties and effective until 2027). This settlement agreement implied the withdrawal of the proceedings brought by YPF to obtain the declaration of the annulment of the Final Award of Damages and of the resources filed by TGM to obtain the revocation of the ruling of Division IV of the Federal Contentious Administrative Court of Appeals, which ordered the annulment of the Responsibility Award. Both the initial payment for US$ 107 million and the first installments for US$ 1 million and US$ 1.86 million were made on the stipulated dates.

•	Transportadora de Gas del Norte S.A. (“TGN”)

On April 8, 2009, YPF filed a complaint against TGN with ENARGAS, seeking the termination of the natural gas transportation contract with TGN in connection with the natural gas export contract entered into with AESU and other parties. The termination of the contract with that company is based on: (a) the impossibility of YPF to receive the service and of TGN to render the transportation service, due to (i) the termination of the natural gas contract with SULGAS and AESU and (ii) the legal impossibility of assigning the transportation contract to other shippers because of the regulations in effect, (b) the legal impossibility of TGN to render the transportation service on a firm basis because of certain changes in law in effect since 2004, and (c) the “Teoría de la Imprevisión” available under Argentine law, when extraordinary events render a party’s obligations excessively burdensome. As of the date of these financial statements, this complaint has not been resolved.

On March 12, 2010, YPF was notified of a complaint filed by TGN demanding compliance with the contract and payment of unpaid invoices from February 20, 2007 until December 15, 2010 for a total of US$ 64 million.

Additionally, TGN notified YPF of the rescission of its transportation contract because of YPF’s alleged failure to pay its transportation invoices. YPF has responded to these claims, rejecting them based on the legal impossibility of TGN to render the transportation service and in the termination of the transportation contract determined by YPF and formalized with a complaint initiated before ENARGAS.

On the trial for the collection of bills, on September 2011, YPF was notified of the resolution of the Court of Appeals rejecting YPF’s claims and declaring that ENARGAS is not the appropriate forum to decide on the matter and giving jurisdiction to the Civil and Commercial Federal courts to decide on the claim for the payment of unpaid invoices mentioned above.

On September 21, 2016, evidence was submitted and the case was opened.

On April 3, 2013, YPF was notified of the complaint for damages brought by TGN, whereby TGN demanded the amount of US$ 142 million from YPF, plus interest and legal fees for the termination of the transportation contract. On May 31, 2013, YPF responded to the claim, requesting the dismissal thereof. On April 3, 2014, the evidence production period commenced for a 40-day lapse, and the court notified the parties that they would submit a copy of evidence offered by them to create an exhibit binder. YPF submitted its plea on June 21, 2017, after the closing of the evidentiary period.

After both parties’ pleas were submitted, the Lower Court decided it would defer its final judgment until after deciding on the claim brought by TGN to litigate in forma pauperis. TGN appealed through separate complaints, which were dismissed by the Court of Appeals in November 2017. As of the date of issuance of these consolidated financial statements, TGN’s claim is still pending.

Taking into account the information available to date, the estimated time remaining until the completion of the process and the results of additional evidence presented in the continuation of the litigation, YPF has provisioned its best estimate with respect to the value of these claims.

•	Nación Fideicomisos S.A. (“NAFISA”)

NAFISA initiated a claim against YPF in relation to payments of applicable fees to Fideicomiso Gas I and Fideicomiso Gas II, respectively, for natural gas transportation services to Uruguaiana corresponding to the transportation invoices claimed by TGN. A mediation hearing finished without resulting in an agreement, concluding the pre-trial stage. Additionally, on January 12, 2012 and following a mediation process that ended without any agreement, NAFISA filed a complaint against YPF, under article 66 of Law No. 24,076, before ENARGAS, claiming the payment of certain transportation charges in an approximate amount of 339. On February 8, 2012, YPF answered the claim raising ENARGAS’ lack of jurisdiction, referring to the connection with the “TGN vs. YPF” trial, the consolidation in the “TGN vs. YPF” trial and rejecting the claim based on the theory of legal impossibility of TGN to provide the transportation services. On the same date, a similar order of consolidation was also submitted in the “TGN vs. YPF” trial. On April 12, 2012, ENARGAS resolved in favor of NAFISA. On May 12, 2012, YPF filed an appeal against such resolution to the National Court of Appeals in the Federal Contentious Administrative. On November 11, 2013, the court dismissed the direct appeal filed by YPF. In turn, on November 19, 2013, YPF submitted an ordinary appeal before the CSJN and on November 27, an extraordinary appeal was lodged before the CSJN. The ordinary appeal was granted and YPF timely filed the grounds of such appeal. On September 29, 2015, the CSJN upheld YPF’s appeal and reversed the resolution issued by the Federal Contentious Administrative Court – Division IV – because ENARGAS lacks legal capacity to participate in these proceedings, as the parties are not subject to the Gas Law. The administrative instance for this case has been concluded, following the exhaustion of the administrative proceedings before ENARGAS. NAFISA has failed to file a complaint in court to date.

YPF has provisioned its best estimate with respect to the claim mentioned above.

14.a.3) Claims within the jurisdiction of the National Antitrust Protection Board CNDC

The Users and Consumers Association claimed (originally against Repsol YPF S.A. before extending its claim to YPF) the reimbursement of the overprice allegedly charged to bottled LPG consumers between 1993 and 1997 and 1997 to 2001. In the response to the claim, YPF requested the application of the statute of limitations since at the date of the extension of the claim, the two-year limit had already elapsed.

On December 28, 2015, the lower court rendered judgment admitting the claim seeking compensation for the term between 1993 and 1997 filed by the Users and Consumers Association against YPF and ordered the Company to transfer the amount of 98 plus interest (to be estimated by the expert witness in the settlement period) to the Secretariat of Energy, to be allocated to the trust fund created by Law No. 26,020.

The judgment dismissed the claim for the items corresponding to the period between 1997 and 2001, considering the dominant position of YPF in the domestic bulk LPG market had not been sufficiently proved. The Company appealed the decision of the lower court.

Furthermore, the judgment dismissed the complaint against Repsol S.A., as Repsol YPF S.A. had no equity interest in YPF, nor any other kind of relation with YPF from 1993 to 1997, the period in which the plaintiffs claim YPF abused its dominant position.

The Company appealed the judgment, which was admitted with staying effect. The Users and Consumers Association also appealed the judgment and both parties filed their respective appellate briefs.

On December 7, 2017, the Company was served with notice of the judgment of the Court of Appeals whereby: (i) confirming the claims for compensation for the 1993 to 1997 period; (ii) extending the claim of Users and Consumers Association for the period 1997 to December 1999 for the item “equity transfer of consumers to producers for the higher cost of liquefied petroleum gas”, postponing the liquidation of the item for the execution stage of the judgment (the Court of Appeals did not set this amount); and (iii) partially granting the appeal filed by the defendant with respect to the item “damage caused by lower or different energy consumption due to the higher cost of Liquefied Petroleum Gas”. The Company has analyzed the economic impact of the judgment of the Court of Appeals, which by extending the item of paragraph (i) above for the period 1997-1999, would increase the duly estimated amount. It should be noted that the ruling confirmed by the Court of Appeals does not order YPF to pay the claimant the ultimately settled amount, but rather to transfer such funds to the National Secretariat of Energy for the funds to be allocated to a trust fund created by Law No. 26,020, for purposes of the expansion of the natural gas network in areas with lower resources according to the criteria established by the enforcement authority. The enforcement authority, within six months from the settlement of the judgment amount, must present the corresponding feasibility studies (Dec. 470/15) together with a work plan, which must begin within six months from the presentation of the feasibility studies. Finally, the Company has filed an extraordinary appeal against the judgment of the Court of Appeals.

The Company has provisioned its best estimate for the aforementioned claim.

14.a.4) Environmental claims:

•	La Plata

In relation with the operation of the refinery that YPF has in La Plata, there are certain claims for compensation of individual damages purportedly caused by the operation of the La Plata refinery and the environmental remediation of the channels adjacent to the mentioned refinery. During 2006, YPF submitted a presentation before the Environmental Secretariat of the Province of Buenos Aires, which put forward for consideration the performance of a study for the characterization of environmental associated risks. As previously mentioned, YPF has the right to indemnity for events and claims prior to January 1, 1991, according to Law No. 24,145 and Decree No. 546/1993. Besides, there are certain claims that could result in the requirement to make additional investments connected with the operations of La Plata refinery.

On January 25, 2011, YPF entered into an agreement with the environmental agency of the Government of the Province of Buenos Aires (Organismo Provincial para el Desarrollo Sostenible, or “OPDS”), within the scope of the Remediation, Liability and Environmental Risk Control Program, created by Resolution No. 88/2010 of the OPDS. Pursuant to the agreement, the parties agreed to jointly perform an eight-year work program in the channels adjacent to the La Plata refinery, including characterization and risk assessment studies of the sediments. The agreement provides that, in the case that a required remediation action is identified because of the risk assessment studies, the different alternatives and available techniques will be considered, as well as the steps needed for the implementation. Dating studies will also be performed pursuant to the agreement, in order to determine responsibilities of the Argentine Government in accordance with its obligation to hold YPF harmless in accordance with the article 9 of Law No. 24,145 of the Privatization of YPF. In this context, YPF, with the agreement of OPDS, has carried out several studies and characterizations through specialized consultants whose progress has been notified to the provincial body.

In addition to the above, there are other similar claims made by neighbors of the same locale, alleging environmental and other associated damages.

The estimate of the claims for damages discussed above and the cost of the remediation actions, if required, are recorded in those situations where the loss is probable and can be reasonably estimated.

•	Quilmes

The plaintiffs who allege to be residents of Quilmes, Province of Buenos Aires, have filed a lawsuit in which they have requested remediation of environmental damages and also the payment as compensation for alleged personal damages. They base their claim mainly on a fuel leak in the pipeline running from La Plata to Dock Sud, currently operated by YPF, which occurred in 1988 as a result of an unlawful act that caused the rupture of the polyduct, when YPF was a state-owned company. Fuel would have emerged and become perceptible on November 2002, which resulted in remediation works that are being performed by the Company in the affected area, supervised by the environmental authority of the Province of Buenos Aires. The Argentine Government has denied any responsibility to indemnify YPF for this matter, and the Company has sued the Argentine Government to obtain a declaration of invalidity of such decision. The suit is still pending.

In addition to the above, YPF was notified of a similar environmental claim made by residents of the same locale, for damages. Such complaint has been answered in due course. At present, the case is undergoing the evidentiary stage.

Considering the information available as of the date hereof, the estimated time remaining until the completion of the litigation proceedings and the results of additional evidence presented in the litigation proceedings, the Company has provisioned its best estimate with respect to the value of the claims.

•	Other environmental claims

In addition to claims discussed above, the Group has other legal claims against it based on similar arguments. In addition, non-judicial claims have been initiated against YPF based on similar arguments. In all these cases, considering the information available to date, the estimated time remaining until the end of the proceedings, and the results of the additional evidence presented during the continuation of the litigation, the Group has provisioned its best estimate for the objective value of the claims.

14.a.5) Tax claims

The Group has received a number of complaints from the Federal Administration of Public Income (AFIP) and the provincial and municipal tax authorities that are not individually significant, and for which the corresponding provision has been granted, based on the best estimate according to the information available as of the date of the issuance of these consolidated financial statements.

14.a.6) Other pending litigation

During the normal course of its business dealings, the Group has been sued in numerous legal proceedings in labor, civil and commercial courts. The management of the Company, in consultation with its outside counsel, has established a provision considering the best estimate for these purposes, based on the information available as of the date of issuance of these consolidated financial statements, including legal fees and expenses.

14.b) Provision for environmental expenses and obligations for the abandonment of hydrocarbon wells

Based on the Group’s current remediation plan, the Group has accrued environmental remediation costs where assessments and/or remedies are probable and can reasonably be estimated.